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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              AETHER SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
                Delaware                                            52-2186634
  (State of Incorporation or Organization)             (I.R.S. Employer Identification No.)

  11460 Cronridge Drive, Owings Mills, MD                             21117
  (Address of Principal Executive Officer)                          (Zip Code)
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
If this form relates to the registration of a class       If this form relates to the registration of a class
of securities pursuant to Section 12 (b) of the           of securities pursuant to Section 12 (g) of the
Exchange Act and is effective pursuant to General         Exchange Act and is effective pursuant to General
Instruction A. (c), please check the following box. [ ]   Instruction A. (d), please check the following box. [X]
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
Securities Act registration statement file number to which this form relates:     333-85697
                                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
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
      Title of Each Class                          Name of Each Exchange on Which
      to be so Registered                          Each Class is to be Registered
      -------------------                          ------------------------------
             None                                               None
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Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $.01


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Item 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              For a description of the common stock, $.01 par value, of the Registrant (the "Common Stock") being registered hereunder reference is hereby made to the information under the heading "Description of Capital Stock -- Common Stock" of the Registrant's Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-85697) filed with the Securities and Exchange Commission on August 20, 1999, including any amendments thereto (the "Registration Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.

Item 2.     EXHIBITS.

1. Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2.          By-Laws of Registrant, incorporated herein by reference from
            Exhibit 3.2 to the Registration Statement.

3. Form of Common Stock Certificate, incorporated herein by reference from Exhibit 4.1 to the Registration Statement.


                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         AETHER SYSTEMS, INC.

Date: October 18, 1999                   By   /s/ David S. Oros
                                            ------------------------------------
                                              Name:  David S. Oros
                                              Title: Chairman, CEO and President


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                                  EXHIBIT INDEX

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Exhibit
No.         Exhibit
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
1.          Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2.          By-Laws of Registrant, incorporated herein by reference from
            Exhibit 3.2 to the Registration Statement.

3. Form of Common Stock Certificate, incorporated herein by reference from Exhibit 4.1 to the Registration Statement.
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